Pacer Benchmark Data & Infrastructure Real Estate SCTRSM ETF
Schedule of Investments
January 31, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS - 22.1%
Advertising Sales - 0.6%
Clear Channel Outdoor Holdings, Inc. (a)(b)	3,229,619	$6,426,942
Building-Heavy Construction - 3.2%
Helios Towers PLC (b)	4,140,737	9,074,903
Infrastrutture Wireless Italiane SpA (c)	2,319,301	24,979,168
		34,054,071
Engineering & Construction - 4.1%
Cellnex Telecom SA (c)	722,561	42,408,575
Internet - 1.4%
Cogent Communications Holdings, Inc.	254,755	14,508,297
Internet Connective Services - 2.1%
21Vianet Group, Inc. - ADR (b)	590,200	22,268,246
Telecom Services - 10.7%
Chindata Group Holdings Ltd. - ADR (b)	1,129,894	18,756,240
GDS Holdings Ltd. - ADR (a)(b)	508,453	52,655,393
NEXTDC Ltd. (b)	2,962,451	26,366,032
Switch, Inc. - Class A	822,382	14,161,418
		111,939,083
TOTAL COMMON STOCKS (Cost $204,934,576)		231,605,214

REAL ESTATE INVESTMENT TRUSTS - 77.6%
Diversified - 65.3%
American Tower Corp.	660,674	150,210,841
CoreSite Realty Corp.	271,952	36,561,227
Crown Castle International Corp. (a)	910,554	145,014,830
Digital Realty Trust, Inc.	340,074	48,953,652
Equinix, Inc.	218,918	161,990,563
Keppel DC REIT	8,790,976	19,740,117
Lamar Advertising Co. - Class A	549,585	44,395,476
Outfront Media, Inc.	928,359	16,923,985
SBA Communications Corp.	159,417	42,830,565
Uniti Group, Inc.	1,401,372	17,250,889
		683,872,145
Storage - 5.2%
Iron Mountain, Inc. (a)	1,633,229	54,990,820
Warehouse/Industrial - 7.1%
CyrusOne, Inc.	655,490	47,817,996
QTS Realty Trust, Inc. - Class A (a)	408,916	26,620,432
		74,438,428
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $779,101,038)		813,301,393

	Principal Amount
SHORT-TERM INVESTMENTS - 0.3%
Money Market Deposit Accounts - 0.3%
U.S. Bank Money Market Deposit Account 0.005% (d)	$2,842,519	2,842,519
TOTAL SHORT-TERM INVESTMENTS (Cost $2,842,519)		2,842,519

	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 12.9%
Mount Vernon Liquid Assets Portfolio, LLC, 0.15% (d)	135,278,594	$135,278,594
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (COST $135,278,594)		135,278,594

Total Investments (Cost $1,122,156,727) - 112.9%		1,183,027,720
Liabilities in Excess of Other Assets - (12.9)%		(134,964,914)
TOTAL NET ASSETS - 100.0%		$1,048,062,806

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	All or a portion of this security is on loan as of January 31, 2021. The total value of securities on loan is $132,231,134 or 12.6% of net assets.
(b)	Non-income producing security.
(c)
Security exempt from registration under Rule 144(a) and Regulation S of the Securities Act of 1933. Such securities are treated as liquid securities according to the Fund’s liquidity guidelines. The value of these securities total $67,387,743 or 6.4% of total net assets.

(d)	The rate shown is as of January 31, 2021.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at January 31, 2021 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP").  The Funds are investment companies that follow the accounting and reporting guidelines of the Financial Accounting Standards Board  Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market, Nasdaqy Global Select Market, and Nasdaq Capital Market Exchange  (collectively "Nasdaq"). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price ("NOCP") will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of  Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2021:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 231,605,214	$ -	$ -	$ -	$ 231,605,214
Real Estate Investment Trusts	813,301,393	-	-	-	813,301,393
Short-Term Investments	2,842,519	-	-	-	2,842,519
Investments Purchased with Proceeds from Securities Lending	-	-	-	135,278,594	135,278,594
Total Investments in Securities	$ 1,047,749,126	$ -	$ -	$ 135,278,594	$ 1,183,027,720
^ See Schedule of Investments for industry breakouts.
For the period ended January 31, 2021, the Fund did not recognize any transfers to or from Level 3.